UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 2, 2018
Date of Report (Date of earliest event reported)

ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600, Dallas, Texas 75225
(Address of principal executive offices) (Zip Code)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
The information set forth under “Item 2.01-Completion of Acquisition or Disposition of Assets” below is incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On April 2, 2018, Energy Transfer Equity, L.P. (the “Partnership”) completed its previously announced acquisition from USA Compression Holdings, LLC (“USAC Holdings”) of (i) all of the outstanding limited liability company interests in USAC Compression GP, LLC (“USAC GP”), the general partner of USA Compression Partners, LP (“USAC”), and (ii) 12,466,912 common units representing limited partner interests in USAC (“USAC Common Units”) for cash consideration equal to $250 million (the “GP Purchase”). Concurrently with the completion of the GP Purchase, and pursuant to that certain Equity Restructuring Agreement, dated as of January 15, 2018, by and among the Partnership, USAC GP and USAC, USAC cancelled its incentive distribution rights and converted its economic general partner interest into a non-economic general partner interest (“GP/IDR Restructuring” and, together with the GP Purchase, the “Transactions”), in exchange for the issuance of 8,000,000 USAC Common Units to USAC GP.
In connection with the closing of the Transactions, and as previously disclosed in the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2018, the Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) with USAC, USAC Holdings and Energy Transfer Partners, L.P. (“ETP”). Pursuant to the Registration Rights Agreement, the Partnership has certain rights to require USAC to file and maintain the effectiveness of a registration statement with respect to the re-sale of the USAC Common Units owned by the Partnership, and under certain circumstances, to require USAC to initiate underwritten offerings for such USAC Common Units. In addition, subject to certain exceptions, the Partnership has agreed to certain transfer restrictions relating to the USAC Common Units.
The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

Item 7.01.	Regulation FD Disclosure.
On April 2, 2018, the Partnership, ETP and USAC issued a joint press release announcing the closing of the Transactions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press release attached hereto as Exhibit 99.1 relating to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description of the Exhibit
2.1
Purchase Agreement, dated as of January 15, 2018, by and among USA Compression Holdings, LLC, Energy Transfer Equity, L.P., Energy Transfer Partners, L.L.C. and, solely for certain purposes therein, R/C IV USACP Holdings, L.P. and Energy Transfer Partners, L.P. (incorporated by reference herein to Exhibit 2.2 to the Partnership’s Current Report on Form 8-K filed on January 16, 2018).

10.1*	Registration Rights Agreement, dated as of April 2, 2018, by and among Energy Transfer Partners, L.P., Energy Transfer Equity, L.P., USA Compression Partners, LP and USA Compression Holdings, LLC.
99.1*	Press Release, dated as of April 2, 2018.
______________
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.

		By:	LE GP, LLC,
its general partner.

Date:	April 2, 2018	By:	/s/ Thomas E. Long
Name: Thomas E. Long
Title: Group Chief Financial Officer